Exhibit 4.1

[FACE OF CERTITICICATE]

NUMBER

SHARES

[LOGO]

RRSat Global Communicatoins Network Ltd.

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

ORDINARY SHARES

CUSIP M8183P 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, PAR VALUE NIS 0.01 PER SHARE OF

RRSat Global Communicatoins Network Ltd. (hereinafter called the “Company”) transferable on the books of the Company by the Registered Holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association and amendments thereto of the Company.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE]

CHAIRMAN OF THE BOARD

[SEAL]

[SIGNATURE]

DIRECTOR

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, N.Y.)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - (Cust) Custodian (Minor) under Uniform Gifts to Minors Act(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.